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                                                                    Exhibit 99.1





THERAGENICS CORPORATION(R)

Company Contact:
Cari Brunelle, Jaffe Associates
302-540-5060
brunellec@jaffeassociates.com
WWW.THERAGENICS.COM



                       THERAGENICS CORPORATION(R) APPOINTS
                  BRUCE SMITH AS ACTING CHIEF FINANCIAL OFFICER


Buford, GA, May 8, 2005 - Theragenics Corporation(R) (NYSE: TGX), the Georgia-based manufacturer and marketer of TheraSeed(R), the premier palladium-103 cancer treatment device, today announced that Bruce W. Smith has been appointed as the Company's acting Chief Financial Officer. Mr. Smith is currently Executive Vice President for Strategy and Business Development, and previously served as Chief Financial Officer of Theragenics from 1989 to August 2002.


"We are fortunate to have someone with Bruce's expertise and familiarity with the Company who can quickly step in to fill this important position. Bruce served as our CFO for 13 years, and will temporarily resume those responsibilities in addition to his strategy and business development role," said M. Christine Jacobs, President and Chief Executive Officer of Theragenics.


Mr. Smith will sign the Form 10-Q for the first fiscal quarter of 2005 and the accompanying certifications as acting principal financial officer. The Company does not expect to report any material change in the first quarter financial results announced April 22, 2005, or any material weakness in controls or procedures as of April 3, 2005.


James MacLennan and Tracy Caswell, the Company's Chief Financial Officer and General Counsel, respectively, recently reported to the Board of Directors allegations regarding actions taken by the Company's Chief Executive Officer that they viewed as inappropriate. The allegations did not relate to the accuracy of the Company's financial statements or prior public disclosure by the Company. A subcommittee empanelled by the Company's Board of Directors consisting solely of independent directors, with the assistance of special legal counsel, has investigated the allegations and presented its report to the Board. Following receipt and evaluation




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THERAGENICS CORPORATION(R) ANNOUNCES ACTING CFO



of the subcommittee's report, the Board of Directors has determined that no violation of law or rule or regulation applicable to the Company or of any duty owed to the Company has occurred.


"Theragenics has been and remains committed to high ethical standards and this was confirmed by our investigation," said Patrick Flinn, Chairman of Theragenics' Audit Committee. "We take allegations of misconduct very seriously. The process worked the way it should have and is now complete with no violations found."

Mr. MacLennan and Ms. Caswell have informed the Company that they will not participate further in the preparation of the Company's public disclosure. Accordingly, the Board of Directors has accepted their resignations today. Mr. MacLennan, through counsel, has assured the Board in writing that he is not aware of any facts or circumstances that would cause the financial information contained in the Company's earnings announcement issued April 22, 2005, to be inaccurate.


Theragenics Corporation(R) is committed to being a leading provider of brachytherapy treatment devices for prostate cancer and other degenerative disease states. The Company is the manufacturer and marketer of the palladium-103 device TheraSeed(R) and I-Seed, an iodine-125 based device. Both devices are used in the treatment of localized prostate cancer in one-time, minimally invasive procedures. Theragenics(TM) is the world's largest producer of palladium-103 and is involved in research and development utilizing palladium-103 and other isotopes for the treatment of a wide variety of diseases, including macular degeneration. For additional information on the Company, call Theragenics'(TM) Investor Relations Department at (800) 998-8479. The Company's common stock is traded on the New York Stock Exchange under the symbol TGX. Additional information can be found on the Company website:
WWW.THERAGENICS.COM.


THIS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING, WITHOUT LIMITATION, STATEMENTS REGARDING THE FILING OF THE COMPANY'S FORM 10-Q QUARTERLY REPORT.
THE ACCURACY OF FORWARD-LOOKING STATEMENTS IS NECESSARILY SUBJECT TO RISKS AND UNCERTAINTIES, INCLUDING, WITHOUT LIMITATION, COMPLETION OF PROCEDURES FOR THE REVIEW AND FINALIZATION OF THE REPORT. THE COMPANY'S ACTUAL RESULTS MAY BE AFFECTED BY, AMONG OTHER THINGS, RISKS AND UNCERTAINTIES RELATED TO COMPETITION WITHIN THE MEDICAL DEVICE INDUSTRY, INTEGRATION RISKS, DEVELOPMENT AND GROWTH OF NEW APPLICATIONS WITHIN THE MARKETS FOR WOUND CLOSURE, BRACHYTHERAPY AND MORE BROADLY, MEDICAL DEVICES, COMPETITION FROM OTHER COMPANIES WITHIN THE WOUND CLOSURE AND MEDICAL DEVICE MARKETS, COMPETITION FROM OTHER METHODS OF TREATMENT, NEW PRODUCT AND PROCESS DEVELOPMENT CYCLES, POTENTIAL COSTS AND DELAYS ASSOCIATED WITH EXPANSION AND EXECUTING GROWTH STRATEGIES, POTENTIAL COSTS AND DELAYS IN PRODUCTION OPTIMIZATION, EFFECTIVENESS AND EXECUTION OF MARKETING AND SALES PROGRAMS, CHANGES IN PRICING OF RAW MATERIALS OR CHANGES IN RELATIONSHIPS WITH KEY SUPPLIERS, THIRD-PARTY (INCLUDING CMS) REIMBURSEMENT, CONGRESSIONAL ACTION AFFECTING MEDICARE REIMBURSEMENT, PHYSICIAN TRAINING, THIRD-PARTY DISTRIBUTION AGREEMENTS, AND OTHER FACTORS SET FORTH FROM TIME TO TIME IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS.


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THERAGENICS CORPORATION(R) ANNOUNCES ACTING CFO


ALL FORWARD LOOKING STATEMENTS AND CAUTIONARY STATEMENTS INCLUDED IN THIS DOCUMENT ARE MADE AS OF THE DATE HEREBY BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE HEREOF, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENT OR CAUTIONARY STATEMENT.

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